Exhibit 99.2

                                CERTIFICATION
                     PURSUANT TO 18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Bancorp Rhode Island, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer and Treasurer hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 12th day of May, 2003.




                                                   /s/ Albert R. Rietheimer
                                                   ------------------------
                                                       Albert R. Rietheimer
                                                    Chief Financial Officer
                                                              and Treasurer


A signed original of this written statement required by Section 906 has been provided to Bancorp Rhode Island, Inc. and will be retained by Bancorp Rhode Island, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.